UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

811-23492

Investment Company Act file number

Franklin BSP Private Credit Fund

(Exact name of registrant as specified in charter)

9 West 57th Street, 49th Floor, Suite 4920

New York, New York 10019
(Address of principal executive offices) (Zip code)

Franklin BSP Private Credit Fund

9 West 57th Street, 49th Floor, Suite 4920

New York, New York 10019
(Name and address of agent for service)

(212) 588-6770

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report     December 31, 2023

FRANKLIN BSP

PRIVATE CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Franklin BSP Private Credit Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Franklin BSP Private Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Franklin BSP Private Credit Fund (the “Fund”), including the schedule of investments, as of December 31, 2023, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 3, 2022 (commencement of operations) through December 31, 2022, and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from October 3, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our

Franklin BSP Private Credit Fund	III

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Fund’s auditor since 2021.

New York, NY

February 29, 2024

IV	Franklin BSP Private Credit Fund

Dear Shareholder,

We are pleased to announce Q4 2023 results for the Franklin BSP Private Credit Fund (“FBSPX” or the “Fund”). The Fund was launched in Q4 2022 and recently completed its first full year of operations. Benefit Street Partners (“BSP”) believes that its platform offers the Fund and its investors access to best ideas across the credit spectrum and the capital structure. The Fund delivered strong year-to-date returns and generated 11.5% net total return through December 31, 2023, bringing since inception performance to 10.1% net total return. The Fund benefited from a higher interest rate environment, as the Fund’s portfolio is comprised of 96.9% floating rate instruments across 80 positions with an effective duration of 0.09 years.

Investment Philosophy:

The Fund offers broad exposure across various credit focused strategies utilizing BSP’s extensive experience deploying capital through multiple business cycles. The Fund seeks to generate attractive risk-adjusted returns with consistent current income by investing primarily in private credit investments, including directly originated loans to middle market companies in the U.S. (typically with annual EBITDA of between $25-$100 million), commercial real estate, special situations, and structured credit. Investors are able to gain direct exposure to a balanced portfolio of potentially higher yielding alternative credit, targeting attractive opportunities across the credit spectrum.

BSP’s multi-strategy credit experience provides the Fund with flexibility to invest across the capital structure with a dynamic approach to asset allocation in order to take advantage of the best risk adjusted returns. FBSPX has a core allocation to direct lending, a dedicated liquidity allocation with exposure primarily to high yield bonds and broadly syndicated leveraged loans, and an opportunistic allocation designed to nimbly capitalize on attractive themes including special situations, commercial real estate, and structured credit.

Portfolio Update:

Since the Fund launched in Q4 2022, we have been focused on building the portfolio towards its target asset allocation of 40-60% direct lending, 20-40% opportunistic themes, and 20% high yield and liquid loans. The Fund capitalized on market opportunities over the second half of 2023 and rotated out of the portfolio’s liquid allocation and into direct lending and opportunistic investments. Today, the portfolio is over 50% invested in private and less liquid credits.

At a sector level, we are avoiding cyclical companies or companies with significant exposure to discretionary consumer spending. We continue to be constructive on software companies with strong recurring revenues and growth momentum, industrial companies that are leveraged moderately and have adequate free cash flow to meet debt obligations despite higher rates, and the healthcare companies that are fundamentally defensive and tied to demographics.

Franklin BSP Private Credit Fund	V

Over the next 12 months, the Fund’s primary focus will be to scale the direct lending, special situations, and structured credit allocations. Given what we believe to be the highly attractive yields being earned within these target areas, we expect a lesser focus on commercial real estate debt and junior structured credit tranches until their relative value rises.

Market Outlook:

Macroeconomic indicators continued to positively surprise the market towards the end of the year, with U.S. GDP remaining resilient, U.S. CPI abating and unemployment remaining low, raising hopes of a ‘soft landing’ or ‘no landing’ scenario. While we believe interest rates will be higher for longer than the market expects, we remain constructive on the environment for private credit. There are a number of factors which we believe will drive mergers and acquisitions volumes, and ultimately private credit originations, over the near term. We expect private credit returns and illiquid premiums to remain robust, presenting opportunities to achieve double-digit unlevered returns on senior secured debt and to find highly attractive opportunistic investments. We will continue to seek to optimize risk adjusted returns for the Fund’s shareholders.

On behalf of everyone at Benefit Street Partners, I want to thank you for your continued partnership and ongoing investment with the firm. Please do not hesitate to reach out to anyone on the team with any questions you may have.

Sincerely,

Richard J. Byrne

Chief Executive Officer and President

VI	Franklin BSP Private Credit Fund

Performance data (unaudited)

Total return based on a $10,000 investment

This chart assumes an initial gross investment of $10,000 made on October 3, 2022 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Morningstar LSTA US Leveraged Loan Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market.

The Intercontinental Exchange (ICE) Bank of America (BofA) US High Yield Index tracks the performance of US dollar denominated below investment grade rated corporate debt publicly issued in the US domestic market.

Average annual total returns (for periods ended December 31, 2023)
	1-year period	Since Inception
	ended 12/31/2023	(10/3/2022)
Franklin BSP Private Credit Fund - Class A	10.84%	9.50%
Franklin BSP Private Credit Fund - Advisor Class	11.48%	10.11%
LSTA US Leveraged Loan Index	13.32%	13.03%
ICE BofA US High Yield Index	13.47%	13.78%

Investment Breakdown (%) as a percent of total investments

The below table represents the composition of the Fund’s investments as of December 31, 2023. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

12/31/2023
Collateralized Securities	7.8%
Senior Secured First Lien Debt	90.5%
Senior Secured Second Lien Debt	1.7%

Franklin BSP Private Credit Fund 2023 Annual Report	1

Schedule of investments

December 31, 2023

Franklin BSP Private Credit Fund

		Investment		Principal/
		Coupon		Numbers	Fair
Portfolio Company (a)	Industry	Rate (b)	Maturity	of Shares	Value
Collateralized Securities — 8.1%
CLO Debt — 8.1%
AGL CLO, Ltd. (c)(d)(e)	Diversified	S + 3.70%
	Investment Vehicles	(9.38%)	1/20/2034	$250,000	$240,620
Generate CLO, Ltd. (c)(d)(e)	Diversified	S + 5.75%
	Investment Vehicles	(11.17%)	4/20/2035	500,000	507,025
Madison Park Funding, Ltd. (c)(d)(e)	Diversified	S + 3.85%
	Investment Vehicles	(9.53%)	10/20/2029	500,000	492,890
Morgan Stanley Eaton Vance	Diversified	S + 5.50%
CLO (c)(d)(e)	Investment Vehicles	(10.76%)	7/20/2036	1,000,000	1,020,341
PFP III, Ltd. 23-10 AS (c)(d)(e)	Diversified	S + 3.03%
	Investment Vehicles	(8.38%)	9/16/2038	2,000,000	1,991,071
Wind River CLO, Ltd. (c)(d)(e)	Diversified	S + 2.95%
	Investment Vehicles	(8.63%)	1/20/2031	250,000	231,545
Total CLO Debt (Cost $4,450,746)					$4,483,492
Total Collateralized Securities (Cost $4,450,746)					$4,483,492
Senior Secured First Lien Debt — 95.0%
Bank Loans — 91.7%
Acrisure, LLC (d)	Financials	S + 4.50%
		(9.89%)	11/11/2030	$746,250	$746,869
Alchemy US Holdco 1, LLC (d)	Industrials	S + 7.32%
		(12.82%)	10/10/2025	750,000	743,437
Alchemy US Holdco 1, LLC (d)	Industrials	S + 6.00%
		(11.50%)	10/10/2025	993,750	983,813
Allied Benefit Systems	Business Services	S + 5.25%
Intermediate, LLC (d)(e)		(10.63%)	10/31/2030	3,169,000	3,122,733
Max US Bidco, Inc. (d)	Food & Beverage	S + 5.00%
		(10.35%)	10/3/2030	500,000	465,750
Altice Financing, SA (d)	Telecom	S + 5.00%
		(10.39%)	10/29/2027	1,242,494	1,233,958
Aramsco, Inc. (d)	Business Services	S + 4.75%
		(10.10%)	10/10/2030	851,456	849,684
Avalara, Inc. (d)(e)	Software/Services	S + 7.25%
		(12.60%)	10/19/2028	502,000	492,663
Brand Industrial Services,	Business Services	S + 5.50%
Inc. (d)		(10.88%)	8/1/2030	498,750	495,189
LSF12 Donnelley Bidco, LLC (d)(e)	Industrials	S + 6.50%
		(11.86%)	10/2/2029	1,122,188	1,095,255
Cengage Learning, Inc. (d)	Education	S + 4.75%
		(10.41%)	7/14/2026	744,289	745,644
Corelogic, Inc. (d)	Business Services	S + 3.50%
		(8.97%)	6/2/2028	497,455	482,845

The accompanying notes are an integral part of these financial statements.

2	Franklin BSP Private Credit Fund 2023 Annual Report

Schedule of investments (cont’d)

December 31, 2023

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate (b)	Maturity	Principal/ Numbers of Shares	Fair Value
Crosby US Acquisition Corp. (d)	Industrials	S + 5.00%
		(10.36%)	6/29/2026	$ 748,116	$749,051
Crown Subsea Communications	Telecom	S + 5.25%
Holding, Inc. (d)		(10.71%)	4/27/2027	487,500	489,123
Demakes Borrower, LLC (d)(e)	Food & Beverage	S + 6.25%
		(11.62%)	12/12/2029	1,005,000	980,076
Directv Financing, LLC (d)	Media/Entertainment	S + 5.00%
		(10.65%)	8/2/2027	899,169	898,162
Division Holding Corp. (d)	Business Services	S + 4.75%
		(10.22%)	5/26/2028	497,455	492,481
DXP Enterprises, Inc. (d)	Business Services	S + 4.75%
		(10.29%)	10/15/2030	748,125	749,995
ECL Entertainment, LLC (d)	Gaming/Lodging	S + 4.75%
		(10.11%)	9/3/2030	748,125	748,686
Edgewater Generation, LLC (d)	Utilities	S + 3.75%
		(9.22%)	12/15/2025	489,622	479,737
Faraday Buyer, LLC (d)(e)	Utilities	S + 6.00%
		(11.35%)	10/11/2028	420,710	412,296
First Brands Group, LLC (d)	Consumer	S + 5.00%
		(10.88%)	3/30/2027	497,487	492,826
Gainwell Acquisition Corp. (d)	Healthcare	S + 4.00%
		(9.45%)	10/1/2027	494,898	480,051
Geon Performance Solutions,	Chemicals	S + 4.75%
LLC (d)		(10.36%)	8/18/2028	497,455	496,212
Green Energy Partners/	Utilities	S + 6.00%
Stonewall, LLC (d)(e)		(11.61%)	11/12/2026	1,989,856	1,989,856
Higginbotham Insurance	Financials	S + 5.50%
Agency, Inc. (d)(e)		(10.96%)	11/24/2028	1,045,663	1,045,663
IW Buyer, LLC (d)(e)	Industrials	S + 6.75%
		(12.21%)	6/28/2029	1,239,758	1,205,665
J&K Ingredients, LLC (d)(e)	Food & Beverage	S + 6.50%
		(11.85%)	11/16/2028	1,125,000	1,097,550
JFL - Tiger Acquisition Co.,	Business Services	S + 5.00%
Inc. (d)		(10.40%)	10/17/2030	750,000	750,000
Jump Financial, LLC (d)	Financials	S + 4.50%
		(10.11%)	8/7/2028	1,984,797	1,964,949
Kuehg Corp. (d)	Education	S + 5.00%
		(10.35%)	6/12/2030	748,125	750,504
Learning Care Group, Inc. (d)	Education	S + 4.75%
		(10.14%)	8/11/2028	498,750	500,994
Lightstone Holdco, LLC (d)	Utilities	S + 5.75%
		(11.13%)	1/29/2027	939,082	891,123

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Annual Report	3

Schedule of investments (cont’d)

December 31, 2023

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate (b)	Maturity	Principal/ Numbers of Shares	Fair Value
Lightstone Holdco, LLC (d)	Utilities	S + 5.75%
		(11.13%)	1/29/2027	$ 53,120	$50,407
Liquid Tech Solutions Holdings,	Industrials	S + 4.75%
LLC (d)(e)		(10.22%)	3/20/2028	2,345,215	2,345,215
Magnite, Inc. (d)	Technology	S + 5.00%
		(10.47%)	4/28/2028	744,275	744,744
Mckissock Investment Holdings,	Education	S + 5.00%
LLC (d)		(10.38%)	3/12/2029	1,125,000	1,121,715
MH Sub I, LLC (d)	Business Services	S + 4.25%
		(9.61%)	5/3/2028	746,250	732,467
MPH Acquisition Holdings,	Healthcare	S + 4.25%
LLC (d)		(9.90%)	9/1/2028	995,200	956,884
New Fortress Energy, Inc. (d)	Utilities	S + 5.00%
		(10.39%)	10/30/2028	500,000	491,250
Nexus Buyer, LLC (d)	Financials	S + 4.50%
		(9.86%)	12/13/2028	1,000,000	990,630
PetVet Care Centers, LLC (d)(e)	Healthcare	S + 6.00%
		(11.36%)	11/15/2030	1,732,000	1,698,053
Proampac PG Borrower, LLC (d)	Paper & Packaging	S + 4.50%
		(9.89%)	9/15/2028	500,000	500,155
Project Alpha Intermediate	Software/Services	S + 4.75%
Holding, Inc. (d)		(10.11%)	10/28/2030	500,000	501,665
Prometric Holdings, Inc. (d)	Education	S + 5.25%
		(10.72%)	1/31/2028	500,000	498,595
Pug, LLC (d)	Media/Entertainment	S + 4.25%
		(9.72%)	2/12/2027	746,183	738,721
Renaissance Holding Corp. (d)	Software/Services	S + 4.75%
		(10.11%)	4/8/2030	498,750	499,927
Serrano Parent, LLC (d)(e)	Software/Services	S + 6.50%
		(11.88%)	5/12/2030	3,135,000	3,063,522
Spirit Aerosystems, Inc. (d)	Industrials	S + 4.25%
		(9.63%)	1/15/2027	493,750	494,777
Staples, Inc. (d)	Business Services	S + 5.00%
		(10.46%)	4/16/2026	750,000	708,465
Truck Hero, Inc. (d)	Transportation	S + 5.00%
		(10.47%)	1/31/2028	500,000	497,500
Volunteer AcquisitionCo,	Industrials	S + 6.50%
LLC (d)(e)		(11.86%)	9/1/2029	3,053,347	2,981,288

The accompanying notes are an integral part of these financial statements.

4	Franklin BSP Private Credit Fund 2023 Annual Report

Schedule of investments (cont’d)

December 31, 2023

Franklin BSP Private Credit Fund

Portfolio Company (a)	Industry	Investment Coupon Rate (b)	Maturity	Principal/ Numbers of Shares	Fair Value
WaterBridge Midstream	Energy	S + 5.75%
Operating, LLC (d)		(11.39%)	6/19/2026	$1,237,738	$1,237,899
Zendesk, Inc. (d)(e)	Software/Services	S + 6.25%
		(11.61%)
		3.25%
		PIK	11/22/2028	547,910	538,486
Total Bank Loans (Cost $49,646,479)					$50,515,205
Corporate Bonds — 3.3%
Altice France, SA (c)	Telecom	8.13%	2/1/2027	$500,000	$459,183
Dish Network Corp. (c)	Cable	11.75%	11/15/2027	500,000	521,790
Graftech Global Enterprises,	Industrials
Inc. (c)		9.88%	12/15/2028	500,000	385,457
Hughes Satellite Systems	Telecom	5.25%	8/1/2026	500,000	442,054
Total Corporate Bonds (Cost $1,859,422)					$1,808,484
Total Senior Secured First Lien Debt (Cost $51,505,901)					$52,323,689
Senior Secured Second Lien Debt — 1.8%
Bank Loans — 1.8%
Edelman Financial Center, LLC (d)	Financials	S + 6.75%
		(12.22%)	7/20/2026	$500,000	$499,375
Mercury Merger Sub, Inc. (d)(e)	Business Services	S + 6.50%
		(12.18%)	8/2/2029	500,000	484,000
Total Bank Loans (Cost $938,952)					$983,375
Total Senior Secured Second Lien Debt (Cost $938,952)					$983,375
Total Investments (Cost $56,895,599) — 104.9%					$57,790,556
Liabilities in Excess of Other Assets — (4.9)%					(2,695,567)
Total Net Assets — 100.0%					$55,094,989

Percentages are stated as a percent of net assets.

(a)	Unless otherwise indicated, all investments in the schedule of investments are non-affiliated, non-controlled investments.
(b)	The majority of the investments bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) or Prime (“P”) and which reset daily, monthly, quarterly, or semiannually. For each, the Fund has provided the spread over the relevant reference rate and the current interest rate in effect at December 31, 2023. Certain investments are subject to reference rate floors. For fixed rate loans, a spread above a reference rate is not applicable. For floating rate securities, the all-in rate is disclosed within parentheses.
(c)	Security may be subject to legal restrictions on sales. The aggregate value of these securities at December 31, 2023 was $5,849,922, which represented 10.6% of net assets.
(d)	Variable rate security. Actual reference rates may vary based on the reset date of the security.
(e)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Fund’s Adviser acting through its Valuation Committee.

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Annual Report	5

Schedule of investments (cont’d)

December 31, 2023

Franklin BSP Private Credit Fund

The following table presents additional information regarding restricted securities:

Portfolio Company	Acquisition Date	Cost
AGL CLO, Ltd.	5/18/2023	$239,717
Altice France, SA	9/15/2023	453,590
Dish Network Corp.	11/6/2023	490,360
Generate CLO, Ltd.	5/26/2023	501,820
Graftech Global Enterprises, Inc.	10/20/2023	446,721
Madison Park Funding, Ltd.	5/24/2023	490,680
Morgan Stanley Eaton Vance CLO	5/22/2023	1,001,932
PFP III, Ltd. 23-10 AS	7/19/2023	1,990,000
Wind River CLO, Ltd.	5/18/2023	226,597
		$5,841,417

As of December 31, 2023, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied.

		Total Revolving
		and Delayed Draw	Less: Funded	Total Unfunded
Company	Commitment Type	Loan Commitments	Commitments	Commitments
Allied Benefit Systems	Delayed draw term loan
Intermediate, LLC		$790,000	$—	$790,000
Aramsco, Inc.	Delayed draw term loan	148,544	—	148,544
Avalara, Inc.	Revolver term loan	50,000	—	50,000
Demakes Borrower, LLC	Delayed draw term loan	283,000	—	283,000
Faraday Buyer, LLC	Delayed draw term loan	47,000	—	47,000
Higginbotham Insurance Agency, Inc.	Delayed draw term loan	1,571,379	1,045,663	525,716
IW Buyer, LLC	Revolver term loan	290,135	—	290,135
PetVet Care Centers, LLC	Delayed draw term loan	226,000	—	226,000
PetVet Care Centers, LLC	Revolver term loan	226,000	—	226,000
Serrano Parent, LLC	Revolver term loan	323,000	—	323,000
Volunteer AcquisitionCo, LLC	Delayed draw term loan	319,000	—	319,000
Volunteer AcquisitionCo, LLC	Revolver term loan	638,000	—	638,000
Zendesk, Inc.	Delayed draw term loan	132,778	—	132,778
Zendesk, Inc.	Revolver term loan	55,000	—	55,000
		$5,099,836	$1,045,663	$4,054,173

The accompanying notes are an integral part of these financial statements.

6	Franklin BSP Private Credit Fund 2023 Annual Report

Statement of assets and liabilities

As of December 31, 2023

Assets:

Cash and cash equivalents	$244,654
Investments, at fair value (cost $56,895,599)	57,790,556
Receivable for investment securities sold	7,423,459
Interest receivable	1,071,730
Receivable for fund shares sold	254,500
Other assets	29,123
Total Assets	66,814,022
Liabilities:
Debt (net of deferred financing costs of $69,779)	10,930,221
Payable for investment securities purchased	515,859
Incentive fees	166,501
Interest payable	55,210
Accrued expenses	50,567
Accrued distribution fees	675
Total Liabilities	11,719,033
Net Assets	$55,094,989
Net Assets Consist of:
Capital stock	$53,888,001
Total distributable earnings	1,206,988
Net Assets	$55,094,989
Class A
Net assets	$191,712
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	18,609
Class A net asset value, offering and redemption price per share	$10.30
Advisor Class
Net assets	$54,903,277
Shares outstanding (par value $0.001 per share, unlimited shares authorized)	5,327,274
Advisor Class net asset value, offering and redemption price per share	$10.31

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Annual Report	7

Statement of operations

Year Ended December 31, 2023

Investment Income:

Interest income	$4,792,676
Total Investment Income	4,792,676
Expenses:
Management fees (See Note 4)	564,616
Fund accounting and administration fees (See Note 4)	516,259
Professional fees	433,296
Incentive fees on income (See Note 4)	352,313
Amortization of deferred offering costs (See Note 5)	361,601
Other expenses	275,405
Interest and credit facility fees	180,850
Transfer agency fees	180,342
Trustee fees	157,592
Distribution fees – Class A (See Note 4)	553
Total Expenses before Adviser Reimbursement	3,022,827
Expenses reimbursed by Adviser (See Note 4)	(1,472,631)
Total Net Expenses	1,550,196
Net Investment Income	3,242,480
Net Realized and Unrealized Gain:
Net realized gain on investments	1,018,111
Net change in unrealized appreciation on investments	886,381
Net Realized and Unrealized Gain	1,904,492
Net Increase in Net Assets Resulting from Operations	$5,146,972

The accompanying notes are an integral part of these financial statements.

8	Franklin BSP Private Credit Fund 2023 Annual Report

Statements of changes in net assets

	Year Ended December 31, 2023	Period Ended December 31, 2022[1]
Operations:
Net investment income	$3,242,480	$110,249
Net realized gain on investments:	1,018,111	150,969
Net change in unrealized appreciation on investments:	886,381	8,576
Change in Net Assets Resulting from Operations	5,146,972	269,794
Distributions to Shareholders:
Distributions – Class A	(10,698)	(299)
Distributions – Advisor Class	(4,093,791)	(105,152)
Change in Net Assets Resulting from Distributions to Shareholders	(4,104,489)	(105,451)
Capital Share Transactions:
Proceeds from shares sold – Advisor Class	31,272,518	24,040,000
Proceeds from shares sold – Class A	87,912	—
Proceeds from reinvestment of distributions – Advisor Class	119,894	168
Proceeds from reinvestment of distributions – Class A	2,004	—
Cost of shares redeemed from repurchase offers – Advisor Class	(2,634,333)	—
Cost of shares redeemed – Class A	—	—
Change in Net Assets from Capital Share Transactions	28,847,995	24,040,168
Total Change in Net Assets	29,890,478	24,204,511
Net Assets:
Beginning of period	25,204,511	1,000,000
End of period	$55,094,989	$25,204,511

1 The Fund commenced operations on October 3, 2022.

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Annual Report	9

Statement of cash flows

Year Ended December 31, 2023

Cash Flows from Operating Activities

Net increase in net assets resulting from operations	$5,146,972
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized (gain)	(1,904,492)
Accretion of discount and amortization of premium	(256,105)
Amortization of deferred offering costs	361,601
Amortization of deferred financing costs	11,100
Purchases of investments	(97,676,885)
Sales and repayments of investments	62,987,933
Net proceeds from purchases in unfunded commitments	(115,267)
Net purchases and sales of short-term investments	11,353,411
Changes in operating assets and liabilities:
Payable for investment securities purchased	(7,290,368)
Receivable for investment securities sold	(6,676,736)
Interest receivable	(888,388)
Other assets	(29,123)
Due to affiliate	(361,601)
Accrued distribution fees	553
Accrued expenses	(47,789)
Interest payable	55,210
Incentive fees	166,501
Net Cash Used in Operating Activities	(35,163,473)
Cash Flows from Financing Activities:
Proceeds from shares issued net of change in receivable for fund shares sold	31,105,930
Proceeds from debt	14,500,000
Payments on debt	(3,500,000)
Payments of financing costs	(80,879)
Payment for shares redeemed from repurchase offers	(2,634,333)
Cash distributions to shareholders	(3,982,591)
Net Cash Provided by Financing Activities	35,408,127
Net Change in Cash and Cash Equivalents	244,654
Cash and cash equivalents, beginning of period	—
Cash and cash equivalents, end of period	$244,654
Supplemental Information:
Distributions reinvested during the year	$121,898
Interest paid during the year	$104,124
Taxes, including excise tax, paid during the year	$162

The accompanying notes are an integral part of these financial statements.

10	Franklin BSP Private Credit Fund 2023 Annual Report

Financial highlights

	Year Ended December 31, 2023	Period Ended December 31, 2022[1]
Franklin BSP Private Credit Fund — Class A
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations
Net investment income[2]	0.68	0.03
Net realized and unrealized gains	0.38	0.07
Total from investment operations	1.06	0.10
Distributions to shareholders
Net investment income	(0.67)	(0.03)
Net realized gains	(0.16)	—
Total distributions	(0.83)	(0.03)
Net asset value, end of period	$10.30	$10.07
Total return[3]	10.84%	1.00%[4]
Supplement data and ratios:
Net Assets, End of Period (000’s)	$192	$101
Ratio of Expenses to Average Net Assets
(Before Expense Reimbursement/Recoupment)	7.51%[6]	10.37%[5,6]
Ratio of Expenses to Average Net Assets
(After Expense Reimbursement/Recoupment)	3.90%[6]	2.75%[5,6]
Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Reimbursement/Recoupment)	3.01%[6]	(6.32)%[5,6]
Ratio of Net Investment Income (Loss) to Average Net Assets
(After Expense Reimbursement/Recoupment)	6.62%[6]	1.30%[5,6]
Portfolio Turnover Rate	144.79%	42.17%[4]

[1]	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period.
[3]	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). This does not include the effect of any sales charge.
[4]	Not annualized.
[5]	Annualized.
[6]	Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Franklin BSP Private Credit Fund 2023 Annual Report	11

Financial highlights (cont’d)

	Year Ended December 31, 2023	Period Ended December 31, 2022[1]
Franklin BSP Private Credit Fund — Advisor Class
Net asset value, beginning of period	$10.07	$10.00
Income from investment operations
Net investment income[2]	0.74	0.04
Net realized and unrealized gains	0.38	0.07
Total from investment operations	1.12	0.11
Distributions to shareholders
Net investment income	(0.72)	(0.04)
Net realized gains	(0.16)	—
Total distributions	(0.88)	(0.04)
Net asset value, end of period	$10.31	$10.07
Total return[3]	11.48%	1.12%[4]
Supplement data and ratios:
Net Assets, End of Period (000’s)	$54,903	$25,104
Ratio of Expenses to Average Net Assets
(Before Expense Reimbursement/Recoupment)	6.68%[6]	9.87%[5,6]
Ratio of Expenses to Average Net Assets
(After Expense Reimbursement/Recoupment)	3.42%[6]	2.25%[5,6]
Ratio of Net Investment Income (Loss) to Average Net Assets
(Before Expense Reimbursement/Recoupment)	3.91%[6]	(5.82)%[5,6]
Ratio of Net Investment Income (Loss) to Average Net Assets
(After Expense Reimbursement/Recoupment)	7.17%[6]	1.80%[5,6]
Portfolio Turnover Rate	144.79%	42.17%[4]

[1]	The Fund commenced operations on October 3, 2022. Investment operations commenced on October 4, 2022. Amounts annualized, as denoted, are based on the date investment operations commenced.
[2]	Net investment income per share has been calculated based on average shares outstanding during the period.
[3]	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions).
[4]	Not annualized.
[5]	Annualized.
[6]	Includes expenses directly related to the interest costs and structuring costs for borrowing and lines of credit, taxes, litigation and extraordinary expenses, incentive fees, and any distribution and shareholder servicing fees not covered by the Fund’s expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

12	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements

1. Organization

Franklin BSP Private Credit Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that continuously issues shares. The Fund is offering two classes of shares of the Fund: Advisor Class, with no sales load or distribution and shareholder servicing fee, and Class A shares, which may charge a sales load of up to 2.00% of the investor’s subscription and may charge an annual distribution and shareholder servicing fee of up to 0.50% per year. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reimbursements if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. The Fund’s investment activities are managed by Benefit Street Partners L.L.C (“BSP”, or the “Adviser”), and supervised by the Fund’s Board of Trustees (“Board” or “Board of Trustees”), a majority of whom are independent (as defined in the 1940 Act) of the Adviser and its affiliates.

The Fund is an “interval fund” pursuant to which, subject to applicable law, it will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at a price equal to net asset value (“NAV”). Under normal market conditions, the Fund will offer to repurchase 5% of its outstanding shares at NAV on a quarterly basis. It is also possible that a repurchase offer may be oversubscribed, with the result that Fund shareholders (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to try to provide liquidity to Shareholders, the Shares should be considered illiquid.

The Fund’s investment objective is to generate attractive risk-adjusted returns with consistent current income. The Fund defines ‘risk-adjusted returns’ as the generation of realized and unrealized gains on a stockholder’s investment relative to the risk associated with the risk profile of the Fund’s investments. The Fund seeks to achieve its investment objective by investing in private credit investments in middle market companies in the United States. The investment portfolio will primarily consist of private credit investments, which include privately offered secured debt (including senior secured, unitranche and second-lien debt) and unsecured debt (including senior unsecured and subordinated debt) across directly originated corporate loans, broadly syndicated corporate loans and high yield corporate bonds.

2. Summary of significant accounting policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Fund’s results of operations and financial condition for the periods presented. The Fund is an investment company and accordingly applies specific accounting and financial reporting requirements under Financial Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies.

Franklin BSP Private Credit Fund 2023 Annual Report	13

Notes to financial statements (cont’d)

Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments in a money market deposit account. Cash and cash equivalents are carried at cost which approximates fair value.

Investment valuation and fair value measurement

The Board has delegated to the Adviser as valuation designee (the “Valuation Designee”) the responsibility of determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board, pursuant to Rule 2a-5 under the 1940 Act. As such, the Valuation Designee is charged with determining the fair value of the Fund’s investment portfolio, subject to oversight of the Board. The Board has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to Fund management, which is comprised of officers and employees of the Adviser, and has authorized the Adviser to utilize the independent third-party pricing services and independent third-party valuation services that have been approved by the Board.

Securities for which market quotations are readily available on an exchange are valued at the reported closing price on the valuation date. The Fund may also obtain quotes with respect to certain of the Fund’s investments from pricing services or brokers or dealers in order to value assets. When doing so, the Fund determines whether the quote obtained is readily available according to U.S. GAAP to determine the fair value of the security. If determined to be readily available, the Fund uses the quote obtained.

Investments without a readily determined market value are primarily valued using a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Fund management may take into account in fair value pricing the Fund’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process.

With respect to investments for which market quotations are not readily available, the Valuation Designee undertakes a multi-step valuation process, as described below:

•	Each portfolio company or investment will be valued by the Valuation Designee, with assistance from one or more independent valuation firms;

•	The independent valuation firm(s) conduct independent appraisals and make an independent assessment of the value of each investment; and

•	The Valuation Designee, under the supervision of the Board, determines the fair value of each investment, in good faith, based on the input of independent valuation firms (to the extent applicable) and the Valuation Designee’s own analysis. The Valuation Designee

14	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

also has established a Valuation Committee to assist the Valuation Designee in carrying out its designated responsibilities, subject to oversight of the Board.

Bank loans, including syndicated loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third party pricing service that has been approved by the Board, or, if such independent, third-party valuations are not available, by using broker quotations.

High Yield Corporate Bonds and certain other domestic debt securities are valued at the last reported bid prices supplied by an independent, third party pricing service that has been approved by the Board. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Valuation Committee, then such securities are valued at fair value pursuant to procedures adopted by the Board.

If they are traded on the valuation date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, or such price is not readily available, the Fund will value the securities at the last reported sale price, unless the Valuation Committee believes such price no longer represents the fair market value and elects to value the security at fair value pursuant to procedures adopted by the Board. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Fund’s Shares are determined as of such times.

NAV per Share will be determined daily by the Adviser on each day the New York Stock Exchange (“NYSE”) is open for trading or at such other times as the Board may determine. NAV per Share is determined on a class-specific basis, by dividing the total value of the Fund’s net assets attributable to the applicable class by the total number of Shares of such class outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets.

The Fund’s fair value measurements are classified into a fair value hierarchy in accordance with ASC Topic 820, Fair Value Measurement, based on the markets in which the assets and liabilities are traded, and the reliability of the assumptions used to determine fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Franklin BSP Private Credit Fund 2023 Annual Report	15

Notes to financial statements (cont’d)

The Fund determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1 Inputs: Quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

•	Level 2 Inputs: Inputs other than quoted prices included in Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

•	Level 3 Inputs: Unobservable inputs that reflect the entity’s own assumptions about the assumptions the market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

The following table presents fair value measurements of investments, by major class, as of December 31, 2023, according to the fair value hierarchy:

ASSETS

Description[1]	(Level 1)	(Level 2)	(Level 3)	Total
Assets
Collateralized Securities
CLO Debt	$—	$—	$4,483,492	$4,483,492
Total Collateralized Securities	—	—	4,483,492	4,483,492
Senior Secured First Lien Debt
Bank Loans	—	28,446,884	22,068,321	50,515,205
Corporate Bonds	—	1,808,484	—	1,808,484
Total Senior Secured First Lien Debt	—	30,255,368	22,068,321	52,323,689
Senior Secured Second Lien Debt
Bank Loans	—	499,375	484,000	983,375
Total Senior Secured Second Lien Debt	—	499,375	484,000	983,375
Total Assets	$—	$30,754,743	$27,035,813	$57,790,556

1       For further security characteristics, see the Fund’s Schedule of Investments.

16	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs during the year ended December 31, 2023:

	Collateralized Securities	Senior Secured First Lien Debt	Senior Secured Second Lien Debt
Beginning Balance – January 1, 2023	$—	$1,328,993	$—
Acquisitions	4,450,747	20,626,348	458,427
Dispositions	—	(50,780)	—
Realized gain (loss)	—	645	—
Change in unrealized appreciation (depreciation)	32,745	163,115	25,573
Net transfers in/(out) of Level 3	—	—	—
Ending Balance – December 31, 2023	$4,483,492	$22,068,321	$484,000

As of December 31, 2023, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $32,745 for Collateralized Securities, $163,222 for Senior Secured First Lien Debt, and $25,573 for Senior Secured Second Lien Debt.

Significant unobservable inputs

The following table summarizes the significant unobservable inputs used to value the Level 3 investments as of December 31, 2023. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Range		Weighted Average(a)
				Minimum	Maximum
Senior Secured
First Lien Debt	$15,169,909	Yield Analysis	Market Yield	9.07%	12.90%	10.92%
Senior Secured
First Lien Debt(b)	6,898,412	N/A	N/A	N/A	N/A	N/A
Senior Secured
Second Lien
Debt	484,000	Yield Analysis	Market Yield	12.65%	14.15%	13.40%
Collateralized
Securities	4,483,492	Yield Analysis	Discount Rate	2.75%	5.05%	4.10%
	$27,035,813

(a)	Weighted averages are calculated based on fair value of investments.

(b)	Investment(s) valued based on recent or pending transactions expected to close after the valuation date.

There were no significant changes in valuation approach or technique as of December 31, 2023.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Franklin BSP Private Credit Fund 2023 Annual Report	17

Notes to financial statements (cont’d)

Indemnifications

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

Federal income taxes

The Fund has elected to be treated for federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Distributions declared prior to the filing of the previous year’s tax return and paid up to twelve months after the previous tax year can be carried back to the prior tax year in determining the distributions paid in such tax year. The Fund intends to make sufficient distributions to maintain its ability to be subject to be taxed as a RIC each year. The Fund may be subject to federal excise tax imposed at a rate of 4% on certain undistributed amounts.

Distributions to shareholders

The Fund intends to distribute to its shareholders any net investment income monthly and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from U.S. GAAP.

Foreign securities and currency transactions

The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Security transactions and investment income

Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.

Restricted securities

The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

18	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

3. Federal tax matters

Provisions for federal income taxes or excise taxes have not been made because the Fund has elected to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

For the fiscal year ended December 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	Total Distributable Earnings	Paid In Capital
2023	$162	$(162)

These differences primarily relate to non-deductible excise taxes paid.

For the year ended December 31, 2023
Tax cost of investments	$56,895,599
Unrealized appreciation	995,597
Unrealized depreciation	(100,640)
Net unrealized appreciation (depreciation)	894,957
Undistributed ordinary income	310,975
Undistributed long-term gain (capital loss carryover)	1,056
Distributable earnings	312,031
Other accumulated earnings (loss)	—
Total accumulated gain (loss)	$1,206,988

The tax character of distributions paid during the year ended December 31, 2023 and period ended 2022 was as follows:

	Ordinary Income	Long-Term	Return of Capital	Total
		Capital Gain
2023	$4,104,489	$—	$—	$4,104,489
2022	$105,451	$—	$—	$105,451

As of December 31, 2023, the Company did not have any short-term or long-term capital loss carryforwards.

There is no tax liability from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended December 31, 2023, or for any other tax years which are open for exam. As of December 31, 2023, open tax years include the period ended December 31, 2022 and the year ended December 31, 2023. The Fund recognizes interest and penalties, if any, related to

Franklin BSP Private Credit Fund 2023 Annual Report	19

Notes to financial statements (cont’d)

unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

4. Related party transactions

Investment management agreement

The Fund is managed by BSP, a Delaware limited liability company, pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions with respect to the Fund’s portfolio.

As compensation for its services, the Fund pays the Adviser a management fee, computed daily and paid monthly in arrears at an annual rate of 1.25% of the Fund’s average daily net assets. In addition to the asset based fee above, the Fund shall pay to the Adviser an incentive fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and which is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature.

For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter. The calculation of the incentive fee on income for each quarter is as follows:

•	No incentive fee on income is payable to the Adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of 1.50%, or 6.00% annualized (the “Preferred Return”), on net assets;

•	100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the preferred return but is less than or equal to 1.71425% in any calendar quarter (6.86% annualized) is payable to the Adviser. This portion of our incentive fee on income is referred to as the “catch up” and is intended to provide the Adviser with an incentive fee of 12.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income reaches 1.71425% (6.86% annualized) in any calendar quarter; and

20	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

•	For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 1.71425% (6.86% annualized), the incentive fee on income equals 12.5% of the amount of our Pre-Incentive Fee Net Investment Income, as the Preferred Return and catch-up will have been achieved.

For the year ended December 31, 2023, the Adviser earned a management fee of $564,616 and $352,313 of incentive fees from the Fund.

Expense limitation agreement

The Adviser and the Fund have entered into the Third Amended and Restated Expense Limitation Agreement. Subject to this agreement, the Adviser has agreed to reimburse the Fund’s initial organizational and offering costs as well as its operating expenses (excluding expenses directly related to the interest costs and structuring costs for borrowing and line(s) of credit, taxes, litigation or extraordinary expenses not incurred in the ordinary course of the Fund’s business, incentive fees, or any distribution or shareholder servicing fees) solely to the extent necessary to limit the total annual operating expenses of the Fund to 2.25% of the Fund’s net asset value at each quarter end. The Adviser shall be permitted to recoup in later periods Fund expenses that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Fund fall below the annual limitation rate in effect at the time of the actual waiver/ reimbursement and to the extent that they do not cause the Fund to exceed the annual rate in effect at the time of recoupment. Under the expense limitation agreement the Adviser was not permitted to recoup such expenses beyond three years from when the applicable expense payment was made. During the year ended December 31, 2023, the Adviser waived $1,472,631 of eligible Fund expenses, which is disclosed in the Statement of Operations. As of December 31, 2023 the maximum available recoupment by the Adviser is $1,883,223. The Fund has assessed the likelihood that a recoupment will be paid by the Fund in accordance with the provisions of ASC 450, Contingencies. Based on this assessment, it has been determined that the recoupment is not probable or estimable as of December 31, 2023, and as such, an accrual has not been made on the statement of assets and liabilities.

Custodian, administrator, and transfer agent

The custodian to the Fund is U.S. Bank, N.A. The administrators to the Fund are U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A., and BSP. The transfer agent to the Fund is DST Systems, Inc.

Distribution agreement

Franklin Distributors, LLC (the “Distributor”) serves as the Fund’s distributor. The Distributor is an affiliate of BSP.

In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Shareholder Servicing Plan (“Distribution Plan”) for each Share class. The Distribution Plan permits the Fund to compensate the Distributor through an annual fee of 0.50% per year, payable quarterly on average daily net assets attributable to Class A Shares. The Distribution Plan also permits for a sales load of up to 2.0% on purchases of Class A Shares and a contingent deferred sales charge of up to 1.0%. Advisor Class Shares will not be charged an annual fee and will not incur sales charges. For the year ended December 31, 2023, Class A incurred distribution fees of $553, of which $553 is unpaid.

Franklin BSP Private Credit Fund 2023 Annual Report	21

Notes to financial statements (cont’d)

Related parties

Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund. For the year ended December 31, 2023, the Fund incurred Trustee fees of $157,592, of which $0 is unpaid.

5. Organizational and offering costs

Organizational costs consist of costs incurred to establish the Fund and enable it legally to do business. Organizational costs of $272,811 have been incurred inception to date by the Fund, and paid by the Adviser, subject to recoupment. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Organizational costs are expensed as incurred. Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Offering costs of $478,204 have been incurred inception to date by the Fund, and advanced by the Adviser. The total amount of the offering costs has been amortized by the Fund as of December 31, 2023.

6. Investment transactions

For the year ended December 31, 2023, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $97,676,885 and $62,987,933, respectively. The fund did not have any purchases or sales of long-term U.S. government securities during the year ended December 31, 2023.

7. Capital share transactions

Class A	Year Ended December 31, 2023	Period Ended December 31, 2022[1]
Shares sold	8,415	—
Shares issued to holders in reinvestment of dividends	194	—
Shares redeemed from repurchase offers	—	—
Net increase in shares	8,609	—
Shares outstanding:
Beginning of year (period)	10,000	10,000
End of year (period)	18,609	10,000

Advisor Class	Year Ended December 31, 2023	Period Ended December 31, 2022[1]
Shares sold	3,074,885	2,403,976
Shares issued to holders in reinvestment of dividends	11,707	17
Shares redeemed from repurchase offers	(253,311)	—
Net increase (decrease) in shares	2,833,281	2,403,993
Shares outstanding:
Beginning of year (period)	2,493,993	90,000
End of year (period)	5,327,274	2,493,993
[1] The fund commenced operations on October 3, 2022.

22	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Repurchase Offer Amount ($)	Shares Tendered	Amount Tendered
March 22, 2023	139,980	$1,410,396	10,504	$105,884
June 22, 2023	263,924	$2,698,454	8,906	$91,019
September 25, 2023	264,742	$2,756,804	208,667	$2,172,221
December 26, 2023	267,034	$2,807,604	25,234	$265,209

8. Risk factors

Investment risks

First and second lien senior secured loans

When we make senior secured loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Finally, applicable bankruptcy laws may adversely impact the timing and methods used by us to liquidate collateral securing our loans, which could adversely affect the collectability of such loans. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine debt

Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal which could lead to the loss of our entire investment.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, including in order to pay amounts owed under senior loans, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and Shareholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our mezzanine debt investments, such investments will be of greater risk than amortizing loans.

Payment-in-kind (“PIK”) interest risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate,

Franklin BSP Private Credit Fund 2023 Annual Report	23

Notes to financial statements (cont’d)

thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

More generally, investing in private companies involves a number of significant risks, including that they: may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment; have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns; are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and trustees and employees of our Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

CLO securities risk

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs (“CLO Securities”) are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches

24	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests.

Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO. The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Covenant-lite loans risk

Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they

Franklin BSP Private Credit Fund 2023 Annual Report	25

Notes to financial statements (cont’d)

are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Market risks

The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Inflation risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.

Interest rate risk

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.

The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.

The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest

26	Franklin BSP Private Credit Fund 2023 Annual Report

Notes to financial statements (cont’d)

rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Regulatory risk

Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

Credit risk

Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.

Credit spread risk

Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Prepayment risk

Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility risk

Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Cybersecurity risk

Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to

Franklin BSP Private Credit Fund 2023 Annual Report	27

Notes to financial statements (cont’d)

its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.

9. Financing Facility

The Fund obtains leverage through a credit facility (the “Facility”) U.S. Bank N.A. has made available pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. The Facility, when drawn, is secured by the Fund’s assets and has a maximum withdrawal capacity of $15,000,000. The Facility matures on October 17, 2024. Through the year ended December 31, 2023, the Fund’s maximum borrowing was $13,000,000 and average borrowing was $10,136,986. This borrowing resulted in interest expenses of $159,334 at a weighted average interest rate of 7.75% and is included in the Fund’s Statement of Operations. As of December 31, 2023, the Fund has an outstanding balance of $11,000,000.

10. Subsequent events

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there have been no events that have occurred that would require adjustments to the Fund’s disclosures in the financial statements.

28	Franklin BSP Private Credit Fund 2023 Annual Report

Expense examples (unaudited)

As a shareholder of the Franklin BSP Private Credit Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The first line on each table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Funds’ transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on each table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Funds and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Franklin BSP Private Credit Fund — Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During Period* July 1, 2023 –
	July 1, 2023	December 31, 2023	December 31, 2023
Actual	$1,000.00	$1,063.70	$24.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,001.26	$23.96

*	Expenses are equal to the share class’s annualized six-month expense ratio of 4.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Franklin BSP Private Credit Fund 2023 Annual Report	29

Expense examples (unaudited) (cont’d)

Franklin BSP Private Credit Fund — Advisor Class

	Beginning Account Value	Ending Account	Expenses Paid During Period* Value July 1, 2023 –
	July 1, 2023	December 31, 2023	December 31, 2023
Actual	$1,000.00	$1,067.30	$21.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,004.84	$20.42

*	Expenses are equal to the share class’s annualized six-month expense ratio of 4.04%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

30	Franklin BSP Private Credit Fund 2023 Annual Report

Additional information (unaudited)

1. Disclosure Regarding Fund Trustees and Officers

MANAGEMENT OF THE FUND

The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of nine members, five of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund’s declaration of trust, each Trustee’s term of office shall continue until his or her death, resignation or removal.

Information about Trustees and Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[4]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Interested Trustees[3]
Richard J. Byrne 1961	Trustee	Indefinite Length - Since Inception	President of Benefit Street Partners L.L.C.	4	Interested Director of Franklin BSP Lending Corporation, Franklin BSP Capital Corporation, Franklin BSP Realty Trust, Inc., Benefit Street Partners Multifamily Trust, Inc., and Director of Wynn Resorts, Limited and New York Road Runners.
Independent Trustees
Lee F. Hillman 1955	Trustee	Indefinite Length - Since Inception	President of Liberation Advisory Group	3	Director of Benefit Street Partners Multifamily Trust, Inc., Franklin BSP Lending Corporation, Franklin BSP Capital Corporation, Distribution Solutions Group, Inc. (formerly Lawson Products, Inc.).

Franklin BSP Private Credit Fund 2023 Annual Report	31

Additional information (unaudited) (cont’d)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[4]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Ronald J. Kramer 1958	Trustee	Indefinite Length - Since Inception	Chief Executive Officer of Griffon Corporation	3	Director of Griffon Corporation, Franklin BSP Lending Corporation, Franklin BSP Capital Corporation and Douglas Elliman, Inc.
Leslie D. Michelson 1951	Trustee	Indefinite Length - Since Inception	Chief Executive Officer of Private Health Management	3	Director of Franklin BSP Lending Corporation, Franklin BSP Capital Corporation, Healthcare Trust, Inc., and American Finance Trust, Inc.
Edward G. Rendell 1944	Trustee	Indefinite Length - Since Inception	Retired	3	Director of Global Net Lease, Inc., American Finance Trust, Inc., Franklin BSP Lending Corporation, Franklin BSP Capital Corporation, Healthcare Trust, Inc., Philadelphia250, Museum of the American Revolution and Rendell Center for Civics and Civic Education.
Dennis M. Schaney 1957	Trustee	Indefinite Length - Since Inception	Retired	3	Director of Franklin BSP Lending Corporation and Franklin BSP Capital Corporation.

[1]	The address of each Trustee is care of the Secretary of the Fund at 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019.
[2]	The Fund Complex includes Franklin BSP Lending Corporation, Franklin BSP Capital Corporation, Franklin BSP Private Credit Fund, Franklin BSP Realty Trust Inc. and BSP Multifamily Trust, Inc. and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.
[3]	“Interested person,” as defined in the 1940 Act, of the Fund. Richard J. Byrne is an interested person of the Fund due to his affiliation with the Advisor.
[4]	The Fund was incepted on October 3, 2022.

32	Franklin BSP Private Credit Fund 2023 Annual Report

Additional information (unaudited) (cont’d)

Executive Officers

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Richard J. Byrne 1961	Chief Executive Officer and President	Indefinite Length - Since Inception	President of Benefit Street Partners L.L.C.
Nina K. Baryski 1984	Chief Financial Officer and Treasurer	Indefinite Length - Since Inception	Managing Director at Benefit Street Partners L.L.C.; Chief Financial Officer of Franklin BSP Lending Corporation; Chief Financial Officer of Franklin BSP Capital Corporation; Chief Financial Officer of Franklin BSP Private Credit Fund
Michael Frick 1992	Secretary	Indefinite Length - Since Inception	Chief Operating Officer of Private Debt and a Director at Benefit Street Partners L.L.C.; Secretary of Franklin BSP Lending Corporation; Secretary of Franklin BSP Capital Corporation; Secretary of Franklin BSP Private Credit Fund
Colleen Corwell 1968[3]	Chief Compliance Officer	Indefinite Length - May 2023	Director of ACA Compliance Group

[1]	The address of each officer is care of the Secretary of the Fund at 9 West 57th St., 49th Floor, Suite 4920, New York, NY 10019.
[2]	The Fund was incepted on October 3, 2022.
[3]	Effective January 2024, Colleen Corwell was replaced by George Talarico as Chief Compliance Officer.

2. Shareholder Notification of Federal Tax Status

For the fiscal year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

The percentage of dividends declared from ordinary income designated as qualified interest income for the year ended December 31, 2023 was as follows:

Percentage
Franklin BSP Private Credit Fund	95.14%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023 was as follows:

Percentage
Franklin BSP Private Credit Fund	0.00%

Franklin BSP Private Credit Fund 2023 Annual Report	33

Additional information (unaudited) (cont’d)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows:

Percentage
Franklin BSP Private Credit Fund	20.95%

Shareholders should not use the above information to prepare their tax returns. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

3. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request by calling 1.855.609.3680.

4. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month year ended December 31. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

5. Distribution Reinvestment Plan

The Fund operates its distribution reinvestment plan (“DRP”) administered by DST Systems Inc. (“DST”). Pursuant to the plan, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST at least one (1) business day prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, DST, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share.

34	Franklin BSP Private Credit Fund 2023 Annual Report

Additional information (unaudited) (cont’d)

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. DST will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating Shareholders.

In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, DST will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Aspects.”

The Fund reserves the right to amend or terminate the DRP. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.

All correspondence concerning the DRP should be directed to DST at Franklin BSP Private Credit Fund c/o DST Systems, Inc. P.O. Box 219433 Kansas City, MO 64121-9433. Certain transactions can be performed by calling the toll free number 833-260-3565.

Franklin BSP Private Credit Fund 2023 Annual Report	35

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Franklin BSP Private Credit Fund

Benefit Street Partners LLC

9 West 57th Street, Suite 4920

New York, New York 10019

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month year ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Franklin BSP Private Credit Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Investment Adviser

Benefit Street Partners LLC

9 West 57th Street, 49th Floor, Suite 4920

New York, NY 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Custodian

U.S. Bank, N.A.

Two Liberty Place

S. 16th Street, Suite 2000

Philadelphia, PA 19102

Transfer Agent, Dividend Disbursing Agent, and Registrar

DST Systems, Inc.

333 West 11th Street, 5th Floor

Kansas City, Missouri 64105

Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Lee J. Hillman is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$87,950	$110,000
Audit-Related Fees	$0	$0
Tax Fees	$630	$45,045
All Other Fees	$0	$0
1

(e)(1) To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Benefit Street Partners LLC (the “Adviser”) or to various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

(e)(2) The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Substantially all of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$630	$45,045
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.
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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

BENEFIT STREET PARTNERS LLC

Proxy Voting PolicIes AND PROCEDURES

The Fund has delegated its proxy voting responsibility to BSP. The proxy voting policies and procedures of BSP are set forth below. The guidelines are reviewed periodically by BSP and the Independent Trustees and, accordingly, are subject to change.

It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Advisor as a part of the Advisor’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board hereby delegates such responsibility to the Advisor, and directs the Advisor to vote proxies relating to portfolio securities held by the Fund consistent with the duties and procedures set forth below. The Advisor may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Advisor, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Advisor must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of March 11, 2024.

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Saahil Mahajan, Managing Director and Portfolio Manager. Saahil Mahajan is a managing director with Benefit Street Partners and is based in our West Palm Beach office. Prior to joining BSP in 2012, Mr. Mahajan was a principal at Oak Hill Advisors, where he had responsibility for the firm’s chemicals and financials investments. Previously, Mr. Mahajan worked for Peter J. Solomon Company as an analyst in its mergers and acquisitions group. Mr. Mahajan received a Bachelor of Science from the Wharton School of the University of Pennsylvania. In addition, Mr. Mahajan is a CFA charterholder.

Anant Kumar, Managing Director, Head of Research and Portfolio Manager. Anant Kumar is Head of Research and a managing director with Benefit Street Partners and is based in our West Palm Beach office. Prior to joining BSP in 2015, Mr. Kumar worked in the capital markets advisory group at Lazard Frères and the leveraged finance group at Deutsche Bank. Mr. Kumar received a Master of Business Administration from the University of Chicago, a Master of Science from Stanford University, and a Bachelor of Engineering from Visvesvaraya Technological University in India.

4

(a)(2) Other Accounts Managed by Portfolio Managers

Information is provided as of December 31, 2023.

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a performance Fee	Assets Subject to a Performance Fee (in millions)
Saahil Mahajan
Registered Investment Companies	3	$3,519.7	3	$3,519.7
Other Pooled Investment Vehicles	12	$4,629.5	8	$1,861.4
Other Accounts	0	$0	0	$0
Anant Kumar
Registered Investment Companies	1	$55.1	1	$33.5
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(a)(3) Compensation of Portfolio Managers

The Advisor’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The portfolio managers may receive, all or some combination of, salary, an annual bonus and interests in the carried interest in certain of BSP’s funds.

Base compensation

Generally, when portfolio managers receive base compensation it is based on their individual seniority and their position within the firm.

Discretionary compensation

In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

5

(a)(4) Securities Ownership of Portfolio Managers

The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of December 31, 2023.

Portfolio Manager	Aggregate Dollar Range of Equity Securities in the Fund(1)
Saahil Mahajan	None
Anant Kumar	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

6

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Franklin BSP Private Credit Fund

By (Signature and Title)	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard Byrne
Richard Byrne, Chief Executive Officer and President

Date	March 11, 2024

By (Signature and Title)	/s/ Nina Baryski
Nina Baryski, Chief Financial Officer and Treasurer

Date	March 11, 2024
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